UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2025

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York New York

10282

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On January 10, 2025, Goldman Sachs Real Estate Finance Trust Inc (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the unregistered sale of equity securities pursuant to Item 3.02 of Form 8-K. The Number of Shares Sold and Aggregate Consideration from the issuance and sale of the Company’s Class I Common Shares were incorrectly reported in the Original Form 8-K. Accordingly, the Company is filing this Amendment No. 1 on Form 8-K/A to correctly report the Number of Shares Sold and Aggregate Consideration from the issuance and sale of the Company’s Class I Common Shares. Item 3.02 of the Original Form 8-K is hereby amended and restated to read in its entirety as set forth below. Except as expressly set forth herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 3.02	Unregistered Sales of Equity Securities

On January 6, 2025, the Company sold unregistered shares of its common stock (the “Shares”). The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The following table details the Shares sold:

Title of Securities*	Number of Shares Sold	Aggregate Consideration
Class I Common Shares	3,392,200.000	$84,805,000
Class S Common Shares	1,270,742.560	$32,052,262	(1)
Class D Common Shares	2,955.083	$75,000	(1)

(1)	Includes upfront selling commissions and placement fees of $284,806.

*

We view our different series of common stock (Series T, Series S, Series D and Series I) as being part of the same single class of common stock. However, in order to mirror common industry terminology, we refer to these separate series of common stock as “classes.”

The sale of Shares was made pursuant to subscription agreements entered into by the Company and the purchasers thereof. The Company relied, in part, upon representations from the purchasers in the subscription agreements that each purchaser was an accredited investor (as defined in Regulation D under the Securities Act).

As previously disclosed, on October 4, 2024, the Company entered into a subscription agreement with GS Fund Holdings, L.L.C. (“GS Fund Holdings”), an affiliate of Goldman Sachs & Co, LLC (the “Adviser”), pursuant to which GS Fund Holdings, or an entity that is controlled by, controls or is under common control with GS Fund Holdings (collectively, “Goldman Sachs”) agreed, from time to time, to purchase from the Company an aggregate amount of $100 million in non-voting common stock, at a price per share equal to the Company’s most recently determined net asset value (“NAV”) for the non-voting common stock, or if an NAV has yet to be calculated, then $25.00 (the “Goldman Sachs Investment”). On January 6, 2025, in connection with the Goldman Sachs Investment, the Company issued an aggregate of 1.0 million of its shares of non-voting common stock to Goldman Sachs at a price per share of $25.00 for an aggregate purchase price of $25.0 million. The offer and sale of the shares to Goldman Sachs was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2025	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer